POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of Greater Community Bancorp and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints George E. Irwin and C. Mark Campbell and each of them acting individually, its or his true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its or his name and on its or his behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of up to (i) $26,450,000 in aggregate initial offering price of preferred securities of GCB Capital Trust II (the "Preferred Securities"), (ii) an amount of Greater Community Bancorp Junior Subordinated Debentures due 2032 (the "Junior Subordinated Debentures") equal to 100% of the amount of Preferred Securities so registered, and (iii) an amount of Greater Community Bancorp guarantees (the "Guarantees") of the Preferred Securities equal to the amount of Preferred Securities so registered (the Junior Subordinated Debentures, the Preferred Securities and the Guarantees hereinafter collectively referred to as the "Securities"), which Securities may be offered in amounts, at prices and on terms to be determined at the time of sale, all as authorized by the Board of Directors of Greater Community Bancorp as of May 21, 2002, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"); and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of Greater Community Bancorp and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Greater Community Bancorp might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of Greater Community Bancorp and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF,  Greater Community Bancorp has caused this power of attorney to be signed on its behalf,  and each of the  undersigned  Officers and
Directors  in the capacity or  capacities  noted has hereunto set his hand as of the date indicated below.
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
                                                              GREATER COMMUNITY BANCORP
                                                              (Registrant)

                                                              By:      /s/ George E. Irwin
                                                                       ------------------------------------------------------
                                                                       George E. Irwin
                                                                       President and Chief Executive Officer

                                                              Dated:   May 21, 2002

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


/s/ George E. Irwin                                                    /s/ Naqi A. Naqvi
-------------------------------------                                  -------------------------------------------
George E. Irwin                                                        Naqi A. Naqvi
President, Chief Executive Officer and Director                        Treasurer
(Principal Executive Officer)                                          (Principal Financial and Accounting Officer)

Dated:  May 21, 2002                                                   Dated:  May 21, 2002


/s/ Anthony M. Bruno, Jr.                                              /s/ Charles J. Volpe
-------------------------------------                                  -------------------------------------------
Anthony M. Bruno, Jr.                                                  Charles J. Volpe
Vice Chairman and Director                                             Director

Dated:  May 21, 2002                                                   Dated:  May 21, 2002


/s/ C. Mark Campbell                                                   /s/ Joseph A. Lobosco
-------------------------------------                                  -------------------------------------------
C. Mark Campbell                                                       Joseph A. Lobosco
Executive Vice President and Director                                  Director

Dated:  May 21, 2002                                                   Dated:  May 21, 2002

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